UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PATRIOT TRANSPORTATION HOLDING, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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	4)	Date Filed:

200 W. Forsyth Street, 7th Floor
Jacksonville, FL 32202

December 14, 2020

Dear Fellow Shareholder:

On behalf of the board of directors, we thank you for your investment in Patriot Transportation Holding, Inc. (“Patriot”) and invite you to attend the 2021 annual meeting of shareholders on Wednesday, February 3, 2021 at 11:00 a.m., Eastern Standard Time. Due to the COVID-19 pandemic, this year’s annual meeting will be held virtually. To participate in the annual meeting, go to www.patriottrans.com, click the Investor Relations tab, and then click the link titled “2021 Annual Shareholders Meeting”.

We are soliciting proxies for use at the annual shareholders meeting, at which shareholders are being asked to consider and vote upon proposals to (i) elect the five director nominees listed in the proxy statement for a one-year term, (ii) ratify the audit committee’s selection of the independent auditor, and (iii) approve, on an advisory basis, the executive compensation of our named executive officers. Our board of directors recommends that you vote “FOR” each of the foregoing proposals.

Your vote is very important. Even if you plan to attend the virtual annual meeting, it is strongly recommended that you vote your shares of Patriot stock by completing, signing and returning the enclosed proxy card as soon as possible to ensure your shares are represented at the annual meeting. In order to vote online during the virtual meeting, you will need to submit proof of ownership of your Patriot stock or documentation of your proxy prior to the commencement of the meeting to the following email address: dwatson@patriottrans.com.

If you hold your shares in “street name” you should instruct your broker how to vote in accordance with your voting instruction card.

The accompanying proxy statement provides you with detailed and important information about the annual meeting and the other business to be considered by Patriot’s shareholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about Patriot from documents we have filed with the U.S. Securities and Exchange Commission.

Thank you for your continued support.

Very truly yours,

Robert E. Sandlin
President & CEO

This proxy statement is dated December 14, 2020 and is first being mailed to shareholders on or about December 23, 2020.

200 W. Forsyth Street, 7th Floor
Jacksonville, FL 32202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 3, 2021

You are cordially invited to attend the virtual annual meeting of the shareholders of Patriot Transportation Holding, Inc. (“Patriot”) on February 3, 2021 at 11:00 a.m., Eastern Standard Time, for the following purposes:

1.	To elect the five director nominees listed in the accompanying proxy statement for a one-year term (the “Director Election Proposal”);

2.	To ratify the audit committee’s selection of the Company’s independent registered public accounting firm (the “Auditor Proposal”); and

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Compensation Proposal”).

The board of directors of Patriot recommends that you vote “FOR” the election of the five nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal, and “FOR” the Compensation Proposal. We urge you to read this material carefully.

To participate in the annual meeting, go to www.patriottrans.com, click the Investor Relations tab, and then click the link titled “2021 Annual Shareholders Meeting”. In order to vote online during the virtual meeting, you will need to submit proof of ownership of your Patriot stock or documentation of your proxy prior to the commencement of the meeting to the following email address: dwatson@patriottrans.com.

Our board of directors has fixed the close of business on December 14, 2020 as the record date for the determination of shareholders entitled to notice and to vote at the annual meeting or any postponement or adjournment thereof. Only holders of record of shares of Patriot common stock at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting and any postponements or adjournments thereof. At the close of business on the record date, Patriot had 3,377,279 shares of common stock outstanding and entitled to vote.

The ratification of the Auditor Proposal and the approval, on a non-binding, advisory basis, of the Compensation Proposal each require approval of a majority of the votes cast at the annual meeting. The outcome of the Director Election Proposal will be determined by a plurality of the votes cast at the annual meeting.

Whether you own few shares or many shares, and whether you plan to attend the virtual meeting or not, it is important that your shares be voted on matters that come before the annual meeting. If you do not vote during the meeting, you may authorize a proxy to vote by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to the voting of the proxy by (i) delivering a written notice of revocation to our Secretary, (ii) executing and delivering a later-dated proxy, or (iii) attending and voting during the virtual annual meeting. Your prompt cooperation will be greatly appreciated.

Your vote is very important. This proxy statement provides you with detailed information about the Proposals. We encourage you to read the accompanying proxy statement carefully and in its entirety and to submit a proxy or voting instructions so that your shares will be represented and voted even if you do not attend the virtual annual meeting. If you have questions about the foregoing proposals or would like additional copies of the proxy statement, please contact: Patriot Transportation Holding, Inc., Attention: Matthew C. McNulty, Corporate Secretary, 200 W. Forsyth Street, 7th Floor, Jacksonville, FL 32202 (telephone: (904) 858-9100).

By Order of the Board of Directors,

Matthew C. McNulty
Executive Vice President, Chief Financial Officer and Secretary

December 14, 2020

IMPORTANT: If you hold shares of Patriot common stock through an account with a broker, dealer, bank or other nominee please follow the instructions you receive from them to vote your shares.

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PROXY STATEMENT

INTRODUCTION

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (which we refer to in this proxy statement as the “Patriot Board”) of Patriot Transportation Holding, Inc. (which we refer to in this proxy statement as “Patriot” or the “Company”) for use at the annual meeting of our shareholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to Patriot. This proxy statement is dated December 14, 2020 and is first being mailed to shareholders on or about December 23, 2020.

SUMMARY

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you with respect to the matters described in this proxy statement. We urge you to carefully read this proxy statement, as well as the documents attached hereto, referred to or incorporated by reference into this proxy statement, to fully understand the Proposals. For a list of documents incorporated by reference into this proxy statement, see the section entitled “Where You Can Find Additional Information” beginning on page 32.

The Annual Meeting (See page 8)

This year’s annual meeting will be held virtually on Wednesday, February 3, 2021 at 11:00 a.m., Eastern Standard Time. To participate in the annual meeting, go to www.patriottrans.com, click the Investor Relations tab, and then click the link titled “2021 Annual Shareholders Meeting”. Due to the COVID-19 pandemic, we are not holding an in-person meeting.

At the annual meeting, holders of Patriot common stock as of the record date will be asked to consider and vote upon:

●	the proposal to approve to elect the five director nominees listed in the accompanying proxy statement for a one-year term (the “Director Election Proposal”);

●	the proposal to ratify the audit committee’s selection of the Company’s independent registered public accounting firm (the “Auditor Proposal”); and

●	the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Compensation Proposal”).

Required Vote (See page 8)

The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.

The Auditor Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Auditor Proposal.

The Compensation Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Compensation Proposal.

The Director Election Proposal, the Auditor Proposal and the Compensation Proposal are collectively referred to herein as the “Proposals”.

Brokers who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, so absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. This is referred to as a “broker non-vote”. Broker non-votes will be considered as “present” for purposes of determining a quorum, but will have no effect on the Proposals.

Record Date (See page 8)

The record date for the determination of holders of Patriot common stock entitled to notice of and to vote at the annual meeting, or any adjournment or postponement of the annual meeting, is the close of business on December 14, 2020. Holders of Patriot common stock as of the close of business on the record date are entitled to notice of, and to vote at, the annual meeting and any postponements or adjournments of the annual meeting. At the close of business on the record date, Patriot had 3,377,279 shares of common stock outstanding and entitled to vote.

Quorum (See page 8)

Holders of a majority of shares of Patriot common stock entitled to vote at the annual meeting must either attend the virtual annual meeting or submit votes by proxy to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote during the virtual annual meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, Patriot expects that the annual meeting will be adjourned to a later date.

Recommendation of Patriot’s Board of Directors

The Patriot Board recommends that you vote “FOR” the Director Election Proposal, “FOR” the Auditor Proposal and “FOR” the Compensation Proposal.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following are some questions that you, as a shareholder of Patriot, may have regarding the annual meeting, together with brief answers to those questions. Patriot urges you to read carefully the remainder of this proxy statement and other documents referred to or incorporated by reference in this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the annual meeting.

The Annual Meeting

Q.	When and where will the annual meeting take place?

A.	This year’s annual meeting will be held virtually on Wednesday, February 3, 2021 at 11:00 a.m., Eastern Standard Time. To participate in the annual meeting, go to www.patriottrans.com, click the Investor Relations tab, and then click the link titled “2021 Annual Shareholders Meeting”. Due to the COVID-19 pandemic, we are not holding an in-person meeting.

Q.	What is the purpose of the annual meeting and what will I be voting on at the annual meeting?

A.	The purpose of the annual meeting is to consider and vote on three proposals:

The Director Election Proposal: The Patriot Board has determined that it is in the best interests of Patriot shareholders to elect John E. Anderson, Edward L. Baker, Thompson S. Baker II, Luke E. Fichthorn III and Charles D. Hyman, to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified.

The Auditor Proposal: The Patriot Board has determined that it is in the best interests of Patriot and its shareholders for the shareholders to ratify the audit committee’s selection of Hancock Askew & Co., LLP to serve as Patriot’s independent auditor for fiscal year 2021.

The Compensation Proposal: The Patriot Board has determined that it is in the best interests of Patriot shareholders to approve, on a non-binding, advisory basis, the compensation awarded to our named executive officers for the fiscal year ended September 30, 2020.

Patriot does not expect to transact any other business at the annual meeting or any adjournment or postponement thereof.

Voting at the Annual Meeting

Q.	Who can attend and vote at the virtual annual meeting?

A.	The record date for the determination of holders of our common stock entitled to notice of and to vote at the annual meeting, or any adjournment or postponement of the annual meeting, is the close of business on December 14, 2020. Holders of Patriot common stock as of the close of business on the record date are entitled to notice of, and to vote at, the virtual annual meeting. At the close of business on the record date, there were 3,377,279 shares of Patriot common stock issued and outstanding.

Q.	How many votes do I have?

A.	Each share of Patriot common stock is entitled to one vote on all matters that come before the annual meeting or any postponement or adjournment thereof.

Q.	How does the Patriot Board recommend that Patriot shareholders vote with respect to each of the proposals?

A:	The Patriot Board recommends that the Patriot shareholders vote “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal and “FOR” the Compensation Proposal. Information about each of the Proposals is included in the accompanying proxy statement.

Q:	What vote is required to approve each proposal?

A.	The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.

The Auditor Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Auditor Proposal.

The Compensation Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Compensation Proposal.

As of the record date, the Patriot directors and executive officers own or control 15.75% of Patriot’s outstanding shares of common stock and intend to vote such shares “FOR” each of the Proposals.

Q:	What do I need to do now, and how do I vote?

A:	Patriot urges you to read this proxy statement carefully, including its annexes, and to consider how the actions contemplated by each of the Proposals may affect you.

If your shares of Patriot common stock are registered directly in your name with Patriot’s transfer agent, you are considered, with respect to those shares, to be the “shareholder of record,” and the proxy materials and proxy card are being sent directly to you by Patriot.

As a shareholder of record, you may vote your shares:

●	Online at the Annual Meeting. You may vote your shares during the virtual annual meeting. In order to vote online during the virtual meeting, you will need to submit proof of ownership of your Patriot stock or documentation of your proxy prior to the commencement of the meeting to the following email address: dwatson@patriottrans.com. Even if you plan to attend the virtual annual meeting, we encourage you to vote in advance by mail so that your vote will be counted in the event you later decide not to attend the virtual annual meeting.

●	By Mail. You may authorize a proxy to vote your shares by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the annual meeting.

In order to participate in the annual meeting, go to www.patriottrans.com, click the Investor Relations tab, and then click the link titled “2021 Annual Shareholders Meeting”.

Q.	How will proxies be voted?

A.	Shares represented by valid proxies will be voted at the annual meeting in accordance with the directors given. If the enclosed proxy card is signed and returned without any directions, the shares will be voted:

●	“FOR” each of the nominees listed in the Director Election Proposal;

●	“FOR” the Auditor Proposal; and

●	“FOR” the Compensation Proposal.

Q.	What happens if I do not sign and return my proxy card by mail or vote online at the annual meeting?

A.	If you are a shareholder of record of Patriot common stock and you do not sign and return your proxy card by mail or vote online during the annual meeting, your shares will not be voted at the annual meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the annual meeting.

Assuming the presence of a quorum, the failure to return your proxy card or otherwise vote your shares at the annual meeting will have no effect on the outcome of the Proposals.

Q.	What if I abstain from voting?

A.	If you attend the virtual annual meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the annual meeting, but will not be voted at the annual meeting. As a result, your abstention will have the same effect as voting “AGAINST” the Auditor Proposal and the Compensation Proposal but will have no effect on the Director Election Proposal.

Q.	What is a broker non-vote?

A.	Broker non-votes are shares held in “street name” by brokers, dealers, banks and other nominees that are present or represented by proxy at the annual meeting, but with respect to which the broker, dealer, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, dealer, bank or nominee does not have discretionary voting power on such proposal.

If a beneficial owner of shares of Patriot common stock held in “street name” does not give voting instructions to the broker, dealer, bank or other nominee with respect to non-routine proposals, then those shares will be treated as present for purposes of establishing quorum but will not be voted with respect to such non-routine proposals and, therefore, will have no effect on the outcome of the non-routine proposals.

Q:	If my shares of Patriot common stock are held in “street name” by my broker, dealer, bank or other nominee, will my broker, dealer, bank or nominee vote my shares for me and may I vote online at the annual meeting?

A:	If your shares of Patriot common stock are held through an account with a broker, dealer, bank or nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Patriot.

As the beneficial owner, you are also invited to attend the virtual annual meeting. However, since a beneficial owner is not the shareholder of record, you may not vote these shares online at the annual meeting unless you obtain a “legal proxy” from the broker, dealer, bank or other nominee that holds your shares giving you the right to vote the shares online at the annual meeting.

Q:	May I revoke or change my vote after I have provided proxy instructions?

A:	Yes. You may revoke or change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways: (i) delivering written notice to Patriot’s Corporate Secretary at Patriot’s principal executive office; (ii) executing and delivering a proxy bearing a later date to Patriot’s Corporate Secretary at Patriot’s principal executive office; or (iii) voting online at the virtual annual meeting. Your attendance at the virtual annual meeting without further action on your part will not automatically revoke your proxy. If you have instructed your broker, dealer, bank or other nominee to vote your shares, you must follow directions received from your broker, dealer, bank or other nominee in order to change those instructions.

Q.	What constitutes a “quorum” for the annual meeting?

A.	Holders of a majority of shares of Patriot common stock entitled to vote at the annual meeting must be present at the annual meeting, by virtual attendance or by proxy, to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the annual meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, Patriot expects that the annual meeting will be adjourned to a later date.

Q:	Who is paying for this proxy solicitation?

A:	Patriot will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Patriot will bear any fees paid to the SEC. Patriot may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Patriot’s directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Q.	What does it mean if I received more than one proxy card?

A.	If you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. These should each be voted and/or returned separately in order to ensure that all of your shares of Patriot common stock are voted.

Q.	Whom should I contact if I have any questions about the annual meeting?

A.	If you have any questions about the annual meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Patriot at the address or telephone number listed below:

Patriot Transportation Holding, Inc.

200 W. Forsyth Street, 7th Floor
Jacksonville, FL 32202
Attn: Corporate Secretary
(904) 858-9100

If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

Q.	Where can I find more information?

A.	Additional information about us can be obtained from the various sources described under “Where You Can Find Additional Information” in this proxy statement.

THE ANNUAL MEETING

Time, Date and Place

The annual meeting will be held virtually on Wednesday, February 3, 2021 at 11:00 a.m., Eastern Standard Time. Due to the COVID-19 pandemic, we are not holding an in-person meeting. To participate in the annual meeting, go to www.patriottrans.com, click the Investor Relations tab, and then click the link titled “2021 Annual Shareholders Meeting”.

Proposals

At the annual meeting, or any postponement or adjournment thereof, holders of shares of Patriot common stock on the record date will consider and vote upon (i) the Director Election Proposal; (ii) the Auditor Proposal; and (iii) the Compensation Proposal. Patriot does not expect to transact any other business at the annual meeting or any adjournment or postponement thereof.

Recommendations of the Patriot Board

The Patriot Board has approved each of the proposals and recommends that you vote “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal and “FOR” the Compensation Proposal.

Required Vote

The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.

The Auditor Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Auditor Proposal.

The Compensation Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Compensation Proposal.

Quorum

Holders of a majority of shares of Patriot common stock entitled to vote at the annual meeting must be present at the annual meeting, by virtual attendance or by proxy, to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote online at the annual meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, Patriot expects that the annual meeting will be adjourned to a later date.

Record Date

The Patriot Board has fixed the close of business on December 14, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. On the record date, 3,377,279 shares of common stock were issued and outstanding. Each holder of record of common stock is entitled to one vote for each share common stock held on each of the proposals.

Proxies

You may authorize a proxy to vote your shares by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the annual meeting. Your vote is important. Please return your marked proxy card promptly so your shares of common stock can be represented, even if you plan to attend the virtual annual meeting in person.

Unless contrary instructions are indicated, the votes entitled to be cast by shares of common stock represented by valid proxies will be cast “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal and “FOR” the Compensation Proposal. If a shareholder gives specific voting instructions, the votes entitled to be cast by the shareholder will be cast in accordance with such instructions. In the absence of instructions to the contrary, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their discretion on any other matters properly brought before the annual meeting and discretionary authority to do so is included in the proxy.

Robert E. Sandlin is named as proxy.

Shares Held in “Street Name”; Broker Non-Votes

If you hold your shares of Patriot common stock through a broker or nominee and wish to vote, you must follow the voting instructions provided to you by your broker or other nominee. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain the voting instruction card. Your vote is important to the success of the proposals.

Brokers who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. This is referred to as a “broker non-vote”. Broker non-votes will be considered as “present” for purposes of determining a quorum. Broker non-votes will have no effect on the Proposals.

Revocation of Proxies

Any proxy given by a shareholder may be revoked by the shareholder at any time prior to the voting of the proxy, by (i) delivering written notice to Patriot’s Corporate Secretary at Patriot’s principal executive office; (ii) executing and delivering a proxy bearing a later date to Patriot’s Corporate Secretary at Patriot’s principal executive office; or (iii) voting online at the annual meeting. If a shareholder’s shares are held in “street name”, the shareholder must contact its broker, bank or other nominee to change its vote.

Cost of Proxy Solicitation

This proxy statement is being provided to the Patriot shareholders in connection with the solicitation of proxies by the Patriot Board to be voted at the annual meeting and at any adjournments or postponements of the annual meeting. Patriot will bear the costs of printing, filing and mailing this proxy statement and will pay the entire cost of soliciting proxies and holding the annual meeting.

Patriot is making this solicitation by mail, but Patriot’s directors and officers also may solicit by mail, telephone, facsimile, electronic transmission, personal interview or otherwise. Such directors and officers will not receive additional compensation for soliciting proxies.

Patriot will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners.

Assistance

If you have any questions about the annual meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Patriot at the address or telephone number listed below:

Patriot Transportation Holding, Inc.

200 W. Forsyth Street, 7th Floor

Jacksonville, FL 32202

Attn: Corporate Secretary

(904) 858-9100

If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

PROPOSAL NO. 1: THE DIRECTOR ELECTION PROPOSAL

Pursuant to our Articles of Incorporation, all directors elected at the Annual Meeting will serve a one-year term. The Patriot Board has nominated Messrs. John E. Anderson, Edward L Baker, Thompson S. Baker II, Luke E. Fichthorn III and Charles D. Hyman to be elected to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified. Biographical information relating to our directors and director nominees is provided under the section of this Proxy Statement entitled “Board of Directors and Corporate Governance.”

If you are a shareholder of record, your proxy will be voted “FOR” the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Patriot Board to replace such nominee, or the Patriot Board may reduce the number of directors accordingly.

The Patriot Board unanimously recommends a vote “FOR” the election of these nominees as directors.

BOARD OF DIRECTORS & CORPORATE GOVERNANCE

The following sections provide an overview of Patriot’s corporate governance standards and processes, including the independence and other criteria we use in selecting our director nominees, the Patriot Board leadership structure, risk oversight, shareholder communications and responsibilities of the Patriot Board and its Committees. Our corporate governance principles govern the operation of the Patriot Board of Directors and its Committees and guide our executive leaders in the execution of their responsibilities.

Our Board of Directors and Director Nominees

Listed below are five director nominees, four of whom have served as a Board member for the Company since the spin-off (the “Spin-off”) of Patriot from FRP Holdings, Inc. (“FRPH”) and for FRPH prior to the Spin-off. The Board is comprised of a group of leaders in their respective fields. Many directors have senior leadership experience and board and committee experience with public companies. In these positions, they have gained significant and diverse management experience.

Name	Current Position	Age	History With The Company
John E. Anderson	Director	75	● Director since 2014 ● Director of FRPH: 1989-2003 and 2005- Spin-off ● President and CEO of FRPH: 1989-2008
Edward L. Baker	Director	85	● Director since 2014 ● Director of FRPH: 1986- Spin-off ● Chairman Emeritus FRPH: 2008- Spin-off ● Chairman of the Board of FRPH: 1986-2007
Thompson S. Baker II	Chairman of the Board Director	62	● Director since 2014 ● President and CEO: Spin-off- 2017 ● Director of FRPH: 1994- Spin-off ● President of FRPH: 2010-2015 ● CEO of FRPH: 2010- 2017
Luke E. Fichthorn III	Director	79	● Director since 2014 ● Director of FRPH: 1989- Spin-off
Charles D. Hyman	Director	62	● Director since 2016

You will be asked to vote on the election of the members of the Board of Directors at the Annual Meeting. The Board and the Nominating and Corporate Governance Committee believes that each director nominee brings a strong and unique set of attributes, experience, leadership and skills in areas of importance to our Company that create a well-balanced, collaborative team that serves the Company and its shareholders well. The biographies below describe each director nominee and his qualifications that led the Nominating and Corporate Governance Committee to nominate these individuals.

John E. Anderson, age 75, has served as a director of the Company since December 3, 2014. Mr. Anderson served as President and Chief Executive Officer of FRP Holdings, Inc. from 1989 to 2008 and as a director from 1989 to 2003, and again from October 2005 to January 2015. Mr. Anderson’s many years as an executive officer and director of a public company demonstrates his leadership abilities and provides the Board with the benefit of his extensive knowledge regarding the Company and the transportation industry.

Edward L. Baker, age 85, was elected as a director of the Company on December 3, 2014. Mr. Baker served as a director of FRP Holdings, Inc. from 1986 to January, 2015 and served as Chairman Emeritus from 2008 to 2015. He served as President of Florida Rock Industries, Inc. from 1970 to 1989. He served as Chairman of the Board of Florida Rock Industries, Inc. from February 1986 to November 2007. Mr. Baker’s many years of service as a director provide the Board with valuable insights regarding the Company and its business.

Thompson S. Baker II, age 62, has served as a director of the Company since December 3, 2014. Mr. Baker is currently Senior Vice President of Vulcan Materials Company. Mr. Baker served as President and Chief Executive Officer of the Company from December 3, 2014 to March 13, 2017. Mr. Baker served as a director of FRPH from 1994 until March 13, 2017 and as the Chief Executive Officer for FRPH from October 1, 2010 until March 13, 2017. Mr. Baker served as the President of the Florida Rock Division of Vulcan Materials Company from November 16, 2007 until September 2010. From August, 1991 to November 16, 2007, Mr. Baker served as the President of the Aggregates Group of Florida Rock Industries, Inc. Mr. Baker currently serves as a director for Intrepid Capital Management, Inc. Mr. Baker’s extensive service with the Company and with Florida Rock Industries, Inc. gives him extensive knowledge of the Company’s business and demonstrates his leadership qualities.

Luke E. Fichthorn III, age 79, was elected as a director of the Company on December 3, 2014. Mr. Fichthorn is currently a partner in Twain Associates, LLC, a private financial consulting firm. From 1989 to January, 2015, Mr. Fichthorn served as a director for FRP Holdings, Inc. In the past, Mr. Fichthorn served as a director and the Chief Executive Officer of Bairnco Corporation. Mr. Fichthorn received his Master’s Degree in Business Administration from Harvard Business School and has served as a financial consultant and audit committee member for several public companies. Mr. Fichthorn’s financial acumen and extensive investment banking and business experience provide the Board with valuable perspectives on strategic decisions.

Charles D. Hyman, age 62, was elected as a director of the Company on July 27, 2016. Mr. Hyman is the president of Charles D. Hyman & Company, a portfolio management company, and has also served as a director for Fidus Corporation since June 2011. Mr. Hyman brings to the Board extensive business experience and financial acumen.

Family Relationships

Thompson S. Baker II, the Chairman of the Board (and former President and Chief Executive Officer of the Company) is the son of Edward L. Baker, a director of the Company.

Director Attendance at Annual Meeting of Shareholders

It is a policy of the Company that our directors are required to attend the Annual Meeting unless extenuating circumstances prevent them from attending. All directors expect to be present at this year’s Annual Meeting of Shareholders.

Director Independence

Pursuant to NASDAQ listing standards, the Patriot Board is required to evaluate each director to determine whether he or she qualifies as an “independent director.” The Patriot Board must determine that a director has no relationship that, in the judgment of the Patriot Board, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities. The listing standards specify the criteria by which the independence of our directors will be determined. The listing standards also prohibit Audit Committee and Compensation Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm’s length with the Company and its subsidiaries and to disclose any circumstances that might be perceived as a conflict of interest.

The Patriot Board has determined that three of our five current directors and director nominees (John E. Anderson, Luke E. Fichthorn III, Charles D. Hyman) are independent of management in accordance with the listing standards of The NASDAQ Global Select Market. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent directors.

Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting. The independent directors met in executive session five times during 2020, with Mr. Anderson presiding over each executive session.

Nominating Process

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) identifies individuals whom the Nominating Committee believes are qualified to become Patriot Board members in accordance with the director qualification standards set forth below, and recommends selected individuals to the Patriot Board for nomination to stand for election at the next meeting of shareholders of the Company in which directors will be elected. In the event there is a vacancy on the Patriot Board between meetings of shareholders, the Nominating Committee identifies individuals that the Nominating Committee believes are qualified to become Patriot Board members in accordance with the Director Independence Standards set forth above, and recommends one or more of such individuals for appointment to the Patriot Board.

In the event the Nominating Committee recommends an increase in the size of the Patriot Board or a vacancy occurs, the Nominating Committee may consider qualified nominees from several sources, including current Patriot Board members and search firms. The Nominating Committee may from time to time retain a search firm to help the Nominating Committee identify qualified director nominees for consideration by the Nominating Committee. The Nominating Committee evaluates qualified director nominees against the current director qualification standards described below and reviews qualified director nominees with the Patriot Board. The Nominating Committee and the Chairman of the Patriot Board interview candidates who meet the director qualification standards, and the Nominating Committee selects nominees who best suit the Patriot Board’s current needs and recommends one or more of such individuals for appointment to the Patriot Board.

Director Qualification Standards

The Nominating Committee has established the following standards and qualifications for members of the Patriot Board:

●	Each director shall at all times represent the interests of the shareholders of the Company.

●	Each director shall at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

●	Each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending shareholder meetings and meetings of the Patriot Board and committees of which he or she is a member, and by reviewing in advance all meeting materials.

●	The Patriot Board shall meet the applicable standards of independence from the Company and its management.

●	The Patriot Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests.

In considering diversity in the selection of nominees, the Nominating Committee looks for individuals with varied experience, background, knowledge, skills and viewpoints in order to achieve and maintain a group of directors that, as a whole, provides effective oversight of the management of the Company. Although our nomination policy does not prescribe specific standards for diversity, the Patriot Board and Nominating Committee do look for nominees with a diverse set of skills that will complement the existing skills and experience of our directors and provide an overall balance of diversity of perspectives, backgrounds and experiences. The Patriot Board recognizes the value of gender and racial diversity among its members.

Nominees Proposed by Shareholders

The Nominating Committee will consider properly submitted shareholder nominees for candidates for membership on the Patriot Board. Shareholders proposing individuals for consideration by the Nominating Committee must include, at a minimum, the following information about the proposed nominee: the proposed nominee’s name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the nominee to:

Corporate Secretary

Patriot Transportation Holding, Inc.

200 W. Forsyth Street, 7th Floor

Jacksonville, Florida 32202

In order for an individual proposed by a shareholder to be considered by the Nominating Committee for recommendation as a director nominee at the annual meeting of shareholders to be held in 2022, the Corporate Secretary must receive the proposal no later than 5 p.m. Eastern Standard Time on September 30, 2021. Such proposals must be sent via registered, certified or express mail. The Corporate Secretary will send properly submitted shareholder proposed nominations to the Nominating Committee chair for consideration at a future Nominating Committee meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration that individuals identified to the Nominating Committee through other means receive.

Nominations by Shareholders at Annual Meeting

Pursuant to the Company’s Articles of Incorporation, directors may be nominated at a meeting of shareholders at which directors are being elected, by (1) the Patriot Board or any committee or person authorized or appointed by the Patriot Board, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain advance notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty (40) days prior to the meeting except that, if less than fifty (50) days’ notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Patriot Board.

Board Leadership

Thompson S. Baker II serves as the Chairman of the Company’s Board of Directors. Mr. Baker served as the Company’s President and Chief Executive Officer from the Spin-off until March 13, 2017, served as the President of FRPH from 2010 to 2015 and served as the Chief Executive Officer of FRPH from 2010 to 2017. Mr. Baker is currently the Senior Vice President of Vulcan Materials Company and a member of the board of directors of Intrepid Capital Management, Inc. Mr. Baker served as the President of the Florida Rock Division of Vulcan Materials Company from 2007 until 2010. From 1991 to 2007, Mr. Baker served as the President of the Aggregates Group of Florida Rock Industries, Inc.

It is a policy of the Company that when the Chairman of the Patriot Board is not an independent director, the independent directors will annually appoint a lead independent director.

Mr. Anderson currently serves as lead independent director. The lead independent director presides over executive sessions of the independent directors and performs other duties as may be assigned from time to time by the Patriot Board.

The Patriot Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of the Patriot Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the lead independent director to facilitate the Patriot Board’s independent oversight of management. The Patriot Board believes its programs for overseeing risk, as described under the “Risk Oversight” section below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Committees

The Patriot Board currently has five directors and the following four committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Executive Committee. The membership during fiscal 2020 and the function of each committee are described below.

In 2020, the Patriot Board held five meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings and the Nominating and Corporate Governance Committee held one meeting. During 2020, the Executive Committee did not hold any formal meetings but voted on various matters by unanimous written consent. The independent directors met in executive sessions following all Board meetings. All of our directors attended all of the meetings of the Board and committees on which the director served. Except for the Executive Committee, each of the committees of the Patriot Board is composed exclusively of independent directors.

Director	Audit	Compensation	Nominating & Corporate Governance	Executive
John E. Anderson	X	X	X
Edward L. Baker				X
Thompson S. Baker II				X
Luke E. Fichthorn III	X	X	X
Charles D. Hyman	X	X	X
Robert E. Sandlin(1)				X

X – Committee Member                     * – Committee Chair

(1)	Mr. Sandlin, although not a director, is an ex officio member of the Executive Committee. Mr. Sandlin serves as President and Chief Executive Officer of the Company.

Audit Committee

The Audit Committee assists the Patriot Board in its oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, and the qualifications, independence, and performance of the Company’s independent auditor. In addition to other responsibilities, the Audit Committee also:

●	Reviews the annual audited and the quarterly consolidated financial statements;

●	Discusses with the independent auditor all critical accounting policies to be used in the consolidated financial statements, all alternative treatments of financial information that have been discussed with management, other material communications between the independent auditor and management, and the independent auditor’s observations regarding the Company’s internal controls;

●	Reviews earnings press releases prior to issuance;

●	Appoints, oversees, and approves compensation of the independent auditor;

●	Approves all audit and permitted non-audit services provided by the independent auditor;

●	Reviews findings and recommendations of the independent auditor and management’s response to the recommendations of the independent auditor;

●	Recommends whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K; and

●	Reviews and approves all transactions between the Company and any related person that are required to be disclosed under the rules of the SEC that have not previously been approved by the Company’s independent directors.

The Patriot Board has determined that all Audit Committee members are independent and are able to read and understand financial statements. The Patriot Board has also determined that the Chair of the Committee, Luke E. Fichthorn, qualifies as an “audit committee financial expert” within the meaning of SEC regulations. The charter of the Audit Committee (as adopted on December 4, 2019) is available on our website at www.patriottrans.com under Corporate Governance. A copy of the Audit Committee charter is also attached to this proxy statement as Appendix A.

Compensation Committee

The primary functions of the Compensation Committee are to discharge the responsibilities of the Patriot Board relating to the compensation of the Company’s executive officers. In addition, the Compensation Committee:

●	Reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer and evaluates his job performance in light of those goals and objectives;

●	Establishes compensation levels, including incentive and bonus compensation, for the Chief Executive Officer;

●	Establishes and determines, in consultation with the Chief Executive Officer, the compensation levels of other senior executive officers;

●	Reviews, periodically, with the Chairman and the Chief Executive Officer the succession plans for senior executive officers and makes recommendations to the Patriot Board regarding the selection of individuals to occupy these positions;

●	Administers the Company’s stock plans; and

●	Reviews and reassesses the Compensation Committee charter for adequacy on an annual basis.

None of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the 2020 fiscal year or had any relationship requiring disclosure by the Company under the rules of the SEC requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving the Patriot Board or Compensation Committee.

The charter of the Compensation Committee (as adopted on November 28, 2018) has been formally adopted by the Company and is available at www.patriottrans.com under Corporate Governance.

Nominating and Corporate Governance Committee

The primary functions of the Nominating Committee are to (1) identify individuals who are qualified to serve on the Company’s Board of Directors, (2) recommend for selection by the Patriot Board the director nominees for the next annual meeting of the shareholders, (3) review and recommend to the Patriot Board changes to the corporate governance practices of the Company, and (4) oversee the annual evaluation of the Patriot Board. In addition, the Nominating Committee establishes criteria for the Patriot Board membership.

The charter of the Nominating Committee (as adopted on November 28, 2018) is available at www.patriottrans.com under Corporate Governance.

Executive Committee

Edward L. Baker, Thompson S. Baker II and Robert E. Sandlin (ex officio), comprised the Executive Committee during fiscal year 2020. To the extent permitted by law, the Executive Committee exercises the powers of the Patriot Board between meetings of the Patriot Board.

Business Conduct Policies

We believe that operating with honesty and integrity has earned us trust from our customers, credibility within our communities, and dedication from our employees. Our senior executive and financial officers are bound by our Financial Code of Ethical Conduct. In addition, our directors, officers and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies cover many topics, including conflicts of interest, protection of confidential information, fair dealing, protection of the Company’s assets and compliance with laws, rules and regulations.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of these policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Financial Code of Ethical Conduct and the Code of Business Conduct and Ethics (as adopted on January 28, 2015) is available on our website at www.patriottrans.com under Corporate Governance.

Risk Oversight

The Patriot Board exercises direct oversight of strategic risk to the Company. Management annually (or periodically in the event greater frequency is required due to unforeseen circumstances) prepares an enterprise risk assessment and mitigation strategy that it reviews with the Audit Committee. The Audit Committee reports to the Patriot Board, which in turn, provides guidance on risk appetite, assessment and mitigation.

Board and Committee Self-Assessment

It is a policy of the Company that the Patriot Board and each committee, under the supervision of the Nominating Committee, conduct a self-evaluation of their performance at least annually. The self-evaluation process serves to assess the Patriot Board’s and the committees’ performance and effectiveness during the previous year. Each member of the Patriot Board and each committee member completes a questionnaire that solicits recommendations for the upcoming year and addresses various aspects of the Patriot Board or committee’s meetings, membership, culture, roles and responsibilities, and relationships with management and other committees.

Communication with Directors

The Patriot Board has adopted the following process for shareholders to send communications to members of the Patriot Board. Shareholders may communicate with the chairs of the Audit, Compensation, and Nominating Committees of the Patriot Board, or with our independent directors, by sending a letter to the following address: Board of Directors, Patriot Transportation Holding, Inc., c/o Corporate Secretary, 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida 32202.

NON-EMPLOYEE DIRECTOR COMPENSATION

In response to the economic impact of the COVID-19 pandemic, the Patriot Board reduced non-employee director compensation for fiscal 2020. Our non-employee directors receive cash compensation, as well as equity compensation in the form of stock grants of Company common stock. The following table summarizes the compensation paid to each of our non-employee directors during fiscal 2020. All amounts reflect the dollar value of the compensation.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(3)	Total
Edward L. Baker(2)	$80,557	$36,610	$117,167
Thompson S. Baker II	$13,250	$74,536	$87,786
John E. Anderson	$31,500	$74,536	$106,036
Luke E. Fichthorn III	$31,583	$74,536	$106,119
Charles D. Hyman	$30,250	$74,536	$104,786

(1)	From October 1, 2019 to April 30, 2020, non-employee directors received cash retainers and fees in the amounts set forth in the table below. In response to the economic impact of the COVID-19 pandemic, all annual committee fees and meeting fees were eliminated effective May 1, 2020, and the annual retainer for all non-employee directors was set at $20,000.

All Non-Employee Directors	10/1/2019 - 4/30/2020
Annual Retainer	$15,000
Annual Retainer: Chairman of the Board	$15,000
Attendance Fee for Unscheduled Meetings	$1,500

Audit Committee	10/1/2019 - 4/30/2020
Annual Fee: Chairman	$10,000
Annual Fee: Member	$5,000
Meeting Fees: Chairman(a)	$1,500
Meeting Fees: Member (a)	$1,000

Compensation Committee	10/1/2019 - 4/30/2020
Annual Fee: Chairman	$5,000
Annual Fee: Member	$1,000
Meeting Fees: Chairman	$1,500
Meeting Fees: Member	$1,000

Other Committees	10/1/2019 - 4/30/2020
Annual Fee: Chairman	$2,000
Annual Fee: Member	$1,000
Meeting Fees: Chairman	$1,500
Meeting Fees: Member	$1,000

(a)	The Audit Committee members received no meeting fees for the four regularly-scheduled quarterly meetings. Meeting fees apply only to the extent there were additional Audit Committee meetings.

(2)	Mr. Baker serves as the Chairman Emeritus and as a director of the Company. Mr. Baker does not receive any director fees; rather, his compensation arrangement with the Company is related to his service as the Chairman Emeritus. In fiscal year 2020, Mr. Baker received a base salary of $41,333 and $39,224 in other compensation, which includes 401(k) matching, medical reimbursement, life insurance and perquisites. On January 29, 2020, Mr. Baker was awarded 2,838 shares of the Company’s common stock in connection with his services as the Chairman Emeritus.

(3)	On January 29, 2020, Messrs. Thompson S. Baker II, Anderson, Fichthorn and Hyman were awarded 5,778 shares, and Mr. Edward L. Baker was awarded 2,838 shares, of the Company’s common stock under the Company’s 2016 Equity Incentive Plan (“Equity Incentive Plan”). The value was determined using the closing price of the Company’s common stock on the Nasdaq Stock Market on January 29, 2020, which was $12.90. The aggregate grant date fair value was computed in accordance with FASB Topic 718.

Non-Employee Director Stock Options

Except for stock options held by Thompson S. Baker II, which were granted in connection with his former employment with the Company, none of our non-employee directors holds any options to purchase stock of the Company.

SECURITIES OWNERSHIP

Directors, Director Nominees and Executive Officers

The following table shows the number of shares of the Company’s common stock beneficially owned by each of the Company’s directors, director nominees and executive officers of the Company as a group as of November 30, 2020:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
John E. Anderson	48,711(1)	1.44%
Edward L. Baker	177,946(2)	5.18%
Thompson S. Baker II	244,702(3)	7.13%
Luke E. Fichthorn III	53,216(4)	1.58%
Charles D. Hyman	23,045(5)	*
John D. Klopfenstein	19,895(6)	*
Matthew C. McNulty	30,397(7)	*
Robert E. Sandlin	95,273(8)	2.75%
Total ownership of all directors, director nominees, and executive officers as a group (11 persons):	561,816	15.74%

* Less than 1%

(1)	Mr. Anderson’s shares are held by Anderson Family Enterprises, LLC. Mr. Anderson has sole voting and dispositive power with respect to such shares.

(2)	Mr. Baker’s reported ownership includes (i) 1,373 shares held directly, (ii) 35,415 shares held in his living trust, and (iii) 141,158 shares held in a trust for the benefit of Mr. Baker and his family members and for which he and Thompson S. Baker II serve as trustees. Mr. Baker disclaims beneficial ownership of the shares described in clause (iii) except to the extent of his pecuniary interest therein.

(3)	Mr. Baker’s reported ownership includes (i) 48,086 shares held in his living trust, (ii) 733 shares owned by Mr. Baker’s spouse, (iii) 2,193 shares held in trust for the benefit of Mr. Baker’s minor children, (iv) 52,526 shares underlying options that are exercisable within 60 days of November 30, 2020, and (v) 141,158 shares held in a trust for the benefit of Edward L. Baker and his family members for which he and Edward L. Baker serve as trustees. Mr. Baker disclaims beneficial ownership of the shares described in clause (v) except to the extent of his pecuniary interest therein.

(4)	Mr. Fichthorn’s reported ownership includes 38,616 shares held directly, 11,500 shares owned by his spouse, as to which he disclaims any beneficial interest, and 3,000 shares owned by the M/B Disbro Trust, of which Mr. Fichthorn is a co-trustee and income beneficiary.

(5)	Mr. Hyman’s reported ownership includes 21,911 shares held directly, 800 shares held in his IRA, and 334 shares held in his spouse’s trust, of which Mr. Hyman is co-trustee.

(6)	Mr. Klopfenstein’s reported ownership includes 100 shares held directly, 3,602 shares held in his retirement account, and 16,193 shares underlying options that are exercisable within 60 days of November 30, 2020.

(7)	Mr. McNulty’s reported ownership includes 310 shares held in his retirement account, and 30,397 shares underlying options that are exercisable within 60 days of November 30, 2020.

(8)	Mr. Sandlin’s reported ownership includes 5,952 shared held directly, 4,076 shares held in his retirement account, 66 shares held by his children, and 85,179 shares underlying options that are exercisable within 60 days of November 30, 2020.

Shareholders Holding More Than Five Percent of Common Stock

The following table shows the number of shares of the Company’s common stock beneficially owned by each person (or group of people) known by the Company to beneficially own more than 5% of the common stock of the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965 John D. Baker II Edward L. Baker II 200 W. Forsyth Street, 7th Floor Jacksonville, FL 32202	371,158(1) 494,171(1) 403,591(1)	10.99% 14.63% 11.95%
Trust FBO Edward L. Baker U/A Cynthia L. Baker Trust dated 4/30/1965 Edward L. Baker Thompson S. Baker II 200 W. Forsyth Street, 7th Floor Jacksonville, FL 32202	141,158(2) 177,946(2) 244,702(2)	4.18% 5.27% 7.13%
CLB 1965 LLC Cynthia P. Ogden 1165 5th Avenue #10-D New York, NY 10029	304,493(3) 304,493(3)	9.02% 9.02%
Royce & Associates, LP 745 Fifth Avenue New York, NY 10151	194,864(4)	5.77%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	214,845(5)	6.36%
Estabrook Capital Management, LLC Charles T. Foley David P. Foley 900 Third Avenue New York, NY 10022	211,151(6) 211,151(6) 211,151(6)	6.25% 6.25% 6.25%
Minerva Advisors, LLC Minerva Group, LP Minerva GP, LP Minerva GP, Inc. David P. Cohen 50 Monument Road, Suite 201 Bala Cynwyd, PA 19004	242,085(7) 189,987(7) 189,987(7) 189,987(7) 242,085(7)	7.17% 5.63% 5.63% 5.63% 7.17%

(1)	The Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965, to which John D. Baker II and Edward L. Baker II serve as co-trustees and to which John D. Baker II and his family members are beneficiaries, holds 371,158 shares of the Company’s common stock. John D. Baker II and Edward L. Baker II disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. Each of John D. Baker II’s and Edward L. Baker II’s beneficial ownership includes the shares held by the Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965. Reported information is current as of November 30, 2020.

(2)	The Trust FBO Edward L. Baker U/A Cynthia L. Baker Trust dated 4/30/1965, to which Edward L. Baker and Thompson S. Baker II serve as co-trustees and to which Edward L. Baker and his family members are beneficiaries, holds 141,158 shares of the Company’s common stock. Edward L. Baker and Thompson S. Baker II disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. Each of Edward L. Baker’s and Thompson S. Baker II’s beneficial ownership includes the shares held by the Trust FBO Edward L. Baker U/A Cynthia L. Baker Trust dated 4/30/1965. See the tables in the section of this Proxy Statement entitled “Securities Ownership – Directors, Director Nominees and Executive Officers” and the accompanying notes for further details on shares beneficially owned by Edward L. Baker and Thompson S. Baker II. Reported information is current as of November 30, 2020.

(3)	Cynthia P. Ogden, as manager of CLB 1965 LLC, has sole voting and dispositive power with respect to 304,637 shares of the Company’s common stock. Reported information is current as of November 30, 2020.

(4)	In a Schedule 13G/A filed with the SEC on January 23, 2020, Royce & Associates, LP reported that, as of December 31, 2019, it had sole voting and dispositive power with respect to 194,864 shares of the Company’s common stock.

(5)	In a Schedule 13G/A filed with the SEC on February 13, 2020, T. Rowe Price Associates, Inc. reported that, as of December 31, 2019, it had sole voting power with respect to 47,787 shares of the Company’s common stock, and had sole dispositive power with respect to 214,845 shares of the Company’s common stock.

(6)	In a Schedule 13G filed with the SEC on February 13, 2020, Estabrook Capital Management, LLC, Charles T. Foley and David P. Foley reported that, as of December 31, 2019, they had shared voting and dispositive power with respect to 211,151 shares of the Company’s common stock.

(7)	In a Schedule 13G filed with the SEC on February 13, 2020, Minerva Advisors, LLC, Minerva Group, LP, Minerva GP, LP, Minerva GP, Inc. and David P Cohen reported that, as of December 31, 2019, they each had sole voting and sole dispositive power with respect to 189,987 shares of the Company’s common stock, and that Minerva Advisors LLC and David P. Cohen each had shared voting and dispositive power with respect to 52,098 shares of the Company’s common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and beneficial owners of 10% or more of the Company’s outstanding common stock to file initial reports of ownership and reports of changes in ownership with the SEC, NASDAQ and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis during fiscal year 2020.

RELATED PARTY TRANSACTIONS

Transactions With FRP Holdings, Inc.

On January 31, 2015, the Company began operating as an independent public company as a result of the spin-off from FRP Holdings, Inc., formerly known as Patriot Transportation Holding, Inc. (NASDAQ- FRPH), which is referred to herein as the “Spin-off.” The Spin-off was effected through a corporate reorganization, followed by the distribution by FRPH of all of the shares of common stock of Patriot to the shareholders of FRPH. Each FRPH shareholder of record as of the close of business on January 30, 2015 received one share of Patriot common stock for every three shares of FRPH common stock held on such date. Patriot now owns and operates the transportation business that was formerly a segment of FRPH. For more information regarding the Spin-off, you may refer to our Information Statement, which is attached as Exhibit 99.1 to the Company’s Form 10, filed with the Securities Exchange Commission on December 31, 2014, available at www.sec.gov.

In connection with the spin-off, we entered into a separation and distribution agreement, a tax matters agreement, an employee matters agreement and a transition services agreement, which provide a framework for our relationships with FRPH after the spin-off. These agreements provide for the allocation between Patriot and FRPH of the assets, liabilities, and obligations of FRPH and its subsidiaries, and govern the relationships between Patriot and FRPH (including with respect to transition services, employee matters, real property matters, tax matters, and certain other commercial relationships). This summary of the agreements is qualified in its entirety by reference to the full text of the applicable agreements, which are listed as exhibits to the Company’s Current Report on Form 8-K filed on February 3, 2015. In fiscal 2020, FRPH reimbursed $1,283,000 pursuant to the Transition Services Agreement.

In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

Transactions With Vulcan Materials Company

The Company received revenues from Vulcan Materials Company in the amount of $2,290 during fiscal year 2020. Thomson S. Baker II, current director and former Chief Executive Officer of the Company, is currently serving as the Senior Vice President of Vulcan Materials Company. Mr. Baker resigned from his position as Chief Executive Officer of the Company on March 13, 2017 in connection with his acceptance of his position with Vulcan Materials Company.

Policies and Procedures

The Audit Committee of the Patriot Board is responsible for reviewing and approving all material transactions with any related party not previously approved by the Company’s independent directors. This responsibility is set forth in writing in our Audit Committee charter (as adopted December 4, 2019), a copy of which is available at www.patriottrans.com under Corporate Governance. In certain cases, transactions have been approved by a committee consisting of all independent directors. Related parties include any of our directors or executive officers, and certain of our shareholders and their immediate family members.

To identify related party transactions, each year, we submit and require our directors and officers to complete director and officer questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with our interests. Our Code of Business Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our Chief Financial Officer.

We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to the Company in an objective and effective manner. In addition, we are strictly prohibited from extending personal loans to, or guaranteeing personal obligations of, any director or officer. Exceptions are only permitted in the reasonable discretion of the Patriot Board. A copy of our Code of Business Conduct and Ethics is available at www.patriottrans.com under Corporate Governance.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Patriot Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also selects the Company’s independent registered public accounting firm. The Audit Committee held four formal meetings in fiscal year 2020.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company’s results and management’s assessment of the Company’s internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to applicable standards adopted by the PCAOB.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of PCAOB regarding the independent auditor’s communications with us concerning independence and has discussed with the independent auditor the auditor’s independence from the Company and its management. The Audit Committee also has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent auditor is independent from the Company and its management.

The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

The Audit Committee discussed with the Company’s independent auditor the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Patriot Board, and the Patriot Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, for filing with the Securities and Exchange Commission.

Submitted by:	Luke E. Fichthorn III, Chairman
John E. Anderson
Charles D. Hyman
Members of the Audit Committee

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

PROPOSAL NO. 2: THE AUDITOR PROPOSAL

The Audit Committee has selected Hancock Askew as the Company’s independent registered public accounting firm (auditors) to examine the consolidated financial statements of the Company, subject to satisfactory negotiation of an annual fee agreement for fiscal 2021. The Patriot Board seeks an indication from shareholders of their approval or disapproval of the Audit Committee’s appointment of Hancock Askew as the Company’s auditors.

Hancock Askew has been our independent auditor since 2014, and no relationship exists between the Company and Hancock Askew other than the usual relationship between auditor and client.

If the appointment of Hancock Askew as auditor for fiscal 2021 is not approved by the shareholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, Hancock Askew will remain the Company’s Independent Registered Public Accounting Firm for 2021, unless the Audit Committee finds other good reason for making a change.

Representatives of Hancock Askew will be available to respond to questions at the annual meeting of shareholders.

Independent Registered Public Accounting Firm

The Audit Committee has selected Hancock Askew to serve as the Company’s independent registered public accounting firm, subject to satisfactory negotiation of an annual fee agreement. Representatives of Hancock Askew are expected to be present at the shareholders’ meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees billed or to be billed by the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for fiscal years 2019 and 2020, and for other services performed during such periods.

	2020		2019
Audit Fees(1)	$130,736		$142,521
Audit Related Fees(2)	28,302	(3)	47,085
Tax Fees	2,000		—
All Other Fees	—		—
Total	$161,038		$189,606

(1)	Audit services include work performed in connection with the review of the Company’s quarterly financial statements, the audit of the Company’s annual financial statements and the audit of internal control over financial reporting.

(2)	Audit related fees consisted principally of audits of employee benefit plans and services pertaining to technical accounting consultations required in connection with the audit.

(3)	$22,500 related to the Company’s 401(k) plan audit.

Pre-Approval of Audit and Non-Audit Services

Under the Company’s amended Audit Committee charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed for the Company by Hancock Askew during fiscal years 2020 and 2019.

PROPOSAL NO. 3: THE COMPENSATION PROPOSAL

In accordance with Section 14A of Exchange Act we are asking shareholders to vote “FOR” approval of our executive compensation program. This non-advisory vote is commonly referred to as “say-on-pay.”

We design our executive officer compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership. Our compensation program consists of several forms of compensation: base salary, cash incentive bonuses, equity compensation and other benefits and perquisites. Pay that reflects performance and alignment of that pay with the interests of long-term shareholders are key principles that underlie our compensation program. The Patriot Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interest of our executive officers with those of our shareholders.

Shareholders are urged to read the “Executive Compensation” section of this proxy statement, which contains tabular information and narrative discussion about the compensation of our named executive officers.

Because this is an advisory vote, it will not be binding on the Patriot Board. However, the Patriot Board and the Compensation Committee will review and take into account the outcome of the vote when considering future executive compensation decisions.

Accordingly, the Patriot Board proposes that you indicate your support for the Company’s compensation philosophy, policies, and procedures and their implementation in 2020 as described in this proxy statement.

Compensation Policies

Internal Pay Equity. We believe that internal pay equity is an important factor to be considered in establishing compensation for the officers. We have not established a policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other officers, but we do review compensation levels to ensure that appropriate equity exists.

Compensation Risk Assessment. The Compensation Committee considers the risks that may result from the Company’s compensation policies and practices. The Compensation Committee believes that our compensation policies and practices for our executives are reasonable and properly align their interests with those of our shareholders. The Compensation Committee believes that there are a number of factors that cause our compensation policies and practices to not have a material adverse effect on the Company. The fact that our executive officers have their annual incentive compensation tied to return on capital employed encourages actions that promote profitability. Our equity-based incentives further align the interest of our executives with the long term interests of our shareholders. In addition, we believe that there are significant checks in place so that employees whose compensation may have a shorter term focus are managed by employees and officers whose compensation has a longer term focus.

Tax Deductibility of Compensation Should be Maximized Where Appropriate. The Company generally seeks to maximize the deductibility for tax purposes of all elements of compensation. For example, the Company always has issued nonqualified stock options that result in a tax deduction to the Company upon exercise. We review compensation plans in light of applicable tax provisions and may revise compensation plans from time to time to maximize deductibility. However, we may approve compensation that does not qualify for deductibility when we deem it to be in the best interests of the Company.

Financial Restatement

It is a policy of the Patriot Board that the Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, the Company will seek to recover any amount determined to have been inappropriately received by the individual executive.

Clawback Policy

It is our policy, under the Equity Incentive Plan, that any equity compensation granted to executives subject to recovery under any law, regulation or listing requirement will be subject to deductions and clawback as required by such law, regulation or listing requirement.

EXECUTIVE COMPENSATION

We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures.

Summary Compensation Table

The Summary Compensation Table sets forth information concerning the compensation of our named executive officers for fiscal years 2020, 2019 and 2018. Our compensation program consists of several forms of compensation: base salary, cash incentive bonuses, equity compensation and other benefits and perquisites.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Base Salary(1)	Option Awards (2)	Non-Equity Incentive Plan Compensation(3)	Nonqualified Deferred Compensation Earnings(4)	Other Compensation(5)	Total
Robert E. Sandlin President and CEO	2020	$354,296	$100,000	—	$90,528	$22,773	$567,597
	2019	$342,375	$100,000	—	$90,528	$25,096	$557,999
	2018	$316,990	$100,000	—	$90,528	$30,926	$538,444
Matthew C. McNulty VP and CFO	2020	$228,769	$70,000	—	—	$1,023	$299,792
	2019	$217,875	$70,000	—	—	$8,199	$296,074
	2018	$210,000	$140,000	—	—	$7,464	$357,464
John D. Klopfenstein, Treasurer, Controller and CAO	2020	$220,649	—	$55,000	—	$12,749	$288,398
	2019	$214,945	—	$26,507	—	$29,929	$271,381
	2018	$208,145	—	$48,772	—	$30,656	$287,573

(1)	Following the Spin-off, Mr. Klopfenstein remains employed by both the Company and FRPH and receives a base salary from each company. The base salaries paid to Mr. Klopfenstein for the years shown reflect the total salary paid to him by the Company, of which FRPH reimbursed the Company 50% pursuant to the Transition Services Agreement between FRPH and the Company.

(2)	This column reflects stock options granted to our named executive officers under the Equity Incentive Plan. All stock options vest ratably over 5 years, commencing on the first anniversary of the grant date, and have a term of 10 years. The value shown for all awards reflects the FASB ASC Topic 718 expense associated with the options using the Black-Scholes pricing model, estimating the fair market value of stock options using the assumptions set forth in the following table:

			Assumptions
Name	Date of Grant	Value	Risk-Free Interest Rate	Dividend Yield	Volatility	Expected Life (Years)
Robert E. Sandlin	12/4/2019	$100,000	1.65%	4.16%	30.19%	6.85
	11/28/2018	$100,000	1.62%	4.16%	29.69%	6.30
	11/29/2017	$100,000	1.58%	4.16%	29.69%	5.75

Matthew C. McNulty	12/4/2019	$70,000	1.65%	4.16%	30.19%	6.85
	11/28/2018	$70,000	1.62%	4.16%	29.69%	6.30
	11/29/2017	$70,000	1.58%	4.16%	29.69%	5.75
	10/5/2017(a)	$70,000	1.55%	4.16%	29.22%	5.20

(a)	Mr. McNulty received a stock option grant on October 5, 2017 in connection with his promotion to Chief Financial Officer.

(3)	This column represents amounts paid under the Patriot Transportation Holding, Inc. Management Incentive Compensation Plan (“MIC Plan”). The MIC Plan provides officers an opportunity to earn an annual cash bonus for achieving specified performance-based goals. Following the Spin-off, Mr. Klopfenstein continues to be eligible to receive a cash bonus from FRPH if certain real estate performance goals are met, and a cash bonus from the Company if transportation-related performance goals are met. Cash bonuses reported in this table for Mr. Klopfenstein reflect cash bonuses earned and paid in connection with his employment with FRPH. Pursuant to the Transition Services Agreement between FRPH and the Company, FRPH reimbursed the Company for the full amount of the awards shown for 2018, 2019 and 2020.

(4)	Mr. Sandlin was awarded 80,000 stock appreciation rights on December 16, 2016, which vest subject to a service requirement and a market requirement. The amounts reported in this column represent the present value of Mr. Sandlin’s accumulated benefit under the stock appreciation rights using the Black-Scholes model. Additional information regarding Mr. Sandlin’s stock appreciation award is discussed in the section of this proxy statement entitled “Nonqualified Deferred Compensation”.

(5)	Executive officers receive certain personal benefits and perquisites from the Company, which are reflected in the table as “Other Compensation”. Following the Spin-off, Mr. Klopfenstein continues to be eligible to receive such Other Compensation from the Company and FRPH. Other Compensation for Mr. Klopfenstein for the years shown reflects the total Other Compensation paid by the Company, of which FRPH reimbursed the Company 50% pursuant to the Transition Services Agreement between FRPH and the Company. For 2020, the components of Other Compensation were as follows:

Name	Matching Contributions	Personal Use of Company Car	Medical Reimbursement (a)	Miscellaneous(b)
Robert E. Sandlin	$8,634	$3,766	$9,599	$774

Matthew C. McNulty	$482	$271	—	$270

John D. Klopfenstein	$8,269	$995	$2,711	$774

(a)	The amounts shown represent benefits paid under our Medical Reimbursement Plan, under which we reimburse certain officers for personal medical expenses not covered by insurance.

(b)	The amounts shown under the Miscellaneous column represent payment of country club and social club dues and purchase of tickets to sporting events on behalf of the named executive officers and other miscellaneous reimbursed expenses. These club memberships and tickets generally are maintained for business entertainment but may be used for personal use. The entire amount has been included, although we believe that only a portion of this cost represents a perquisite.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information concerning stock options and stock appreciation rights held by the named executive officers as of September 30, 2020. In connection with extraordinary dividend issued on January 30, 2020, outstanding awards were equitably adjusted pursuant to the Equity Incentive Plan.

Name	Option Awards(1)
	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable	Option/SAR Exercise Price	Option/SAR Expiration Date
Robert E. Sandlin President & CEO	4,532	—	$13.882	12/01/2020
	5,154	—	$12.066	12/05/2021
	4,448	—	$14.208	12/05/2022
	2,820	—	$22.446	12/04/2023
	3,236	—	$19.463	12/03/2024
	3,379(2)	—	$17.625	10/15/2025
	14,837	—	$17.174	11/17/2025
	16,681	4,170	$15.451	11/16/2026
	13,844	9,230	$13.211	11/28/2027
	8,104	12,157	$14.615	11/28/2028
	0	40,724	$13.378	12/03/2029
	—	132,286(3)	$16.818	N/A
Matthew C. McNulty Vice President & CFO	9,014	6,010	$14.251	10/04/2027
	9,691	6,461	$13.211	11/28/2027
	5,673	8,509	$14.615	11/28/2028
	0	28,510	$13.378	12/03/2029

John D. Klopfenstein Treasurer, Controller & CAO	1,457	—	$13.882	12/01/2020
	1,459	—	$12,066	12/05/2021
	1,496	—	$14.208	12/05/2022
	1,523	—	$22.446	12/04/2023
	1,746	—	$19.463	12/03/2024
	4,008	—	$17.174	11/17/2025
	4,504	1,126	$15.451	11/16/2026

(1)	Stock options vest ratably over 5 years, commencing on the first anniversary of the grant date, and have a term of 10 years. Options that have an expiration date prior to 2025 were granted in connection with the Spin-off to replace the options to purchase FRPH common stock held by the named executive officers at the time of the Spin-off. The Company replacement options and the FRPH replacement options have a combined intrinsic value equal to the intrinsic value of the original option granted by FRPH prior to the Spin-off and were equitably adjusted to preserve the ratio of the exercise price to the fair market value of FRPH common stock on the date of the Spin-off.

(2)	Mr. Sandlin’s stock options expiring on October 15, 2025 were granted in connection with a performance award and vested immediately.

(3)	SARs vest upon the achievement of (i) the achievement of a common stock price of $21.214 for a period of at least 60 days and (ii) Mr. Sandlin’s continued service as the President of Florida Rock & Tank Lines, Inc. until his 65th birthday.

Nonqualified Deferred Compensation

On December 21, 2016, Mr. Sandlin was granted 80,000 stock appreciation rights. The market price on the date of the grant was $23.13. The award was adjusted to 132,286 stock appreciation rights and date of grant price of $16.818 in conjunction with the extraordinary dividend issued on January 30, 2020. This award will vest upon the satisfaction of 2 vesting conditions: (1) the average closing price of the Company’s common stock must exceed $21.214 for a period of at least 60 consecutive days, and (2) Mr. Sandlin must continue to serve as President of Florida Rock & Tank Lines, Inc. until his 65th birthday. Mr. Sandlin’s compensation under this award, if it should vest, will be no less than $500,000.

Severance and Change of Control Agreements

On December 5, 2007, the Company entered into change-in-control agreements with Messrs. Sandlin and Klopfenstein. The agreements are “double trigger” agreements that will pay benefits to Messrs. Sandlin and Klopfenstein, under certain circumstances, if they are terminated following a change-in-control of the Company or a sale of their particular business unit. The agreements provide that each will be entitled to receive an amount equal to two times his base salary plus maximum bonus if, during the two years after a change-in-control or sale of Florida Rock & Tank Lines, Inc. his employment is terminated other than for “cause” or he resigns for “good reason.” In addition, Messrs. Sandlin and Klopfenstein will become fully vested in his stock options and restricted stock.

For this purpose, cause is generally defined as (i) conviction for commission of a felony, (ii) willful misconduct or gross negligence or material violation of policy resulting in material harm to his employer, (iii) repeated and continued failure by the executive to carry out, in all material respects, the employer’s reasonable and lawful directions, or (iv) fraud, embezzlement, theft or material dishonesty. Good reason is generally defined as (i) a material reduction in compensation or benefits, (ii) a requirement that the executive relocate, or (iii) any material diminution in the executive’s duties, responsibilities, reporting obligations, title or authority.

We believe these change-in-control arrangements, the value of which are contingent on a change of control transaction, effectively create incentives for our executive team to build shareholder value and to obtain the highest value possible should we be acquired in the future, despite the risk of losing employment. These change of control arrangements for our executive officers are “double trigger,” meaning that acceleration of vesting is not awarded upon a change of control unless the executive’s employment is terminated involuntarily (other than for cause) or by the executive for good reason within 24 months following the transaction. We believe this structure strikes a proper balance by not providing these benefits to executives who continue to enjoy employment with an acquiring company in the event of a change of control transaction. We also believe this structure is more attractive to potential acquiring companies, who may place significant value on retaining members of our executive team and who may perceive this goal to be undermined if executives receive significant acceleration payments in connection with such a transaction and are no longer required to continue employment.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Company’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2022 must be delivered in writing to the principal executive offices of the Company no later than September 1, 2021. The inclusion of any proposal will be subject to the applicable rules of the SEC.

Except for shareholder proposals to be included in the Company’s proxy materials, the deadline for nominations for directors submitted by a shareholder is forty days before the next annual meeting, and for other shareholder proposals is February 6, 2021. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.

The Company may solicit proxies in connection with next year’s annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 10, 2021.

DELIVERY OF DOCUMENTS TO SHAREHOLDER SHARING AN ADDRESS

A number of brokers with account holders who are Patriot shareholder will be “householding” Patriot’s proxy materials. A single proxy statement will be delivered to multiple Patriot shareholder sharing an address unless contrary instructions have been received from the affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to Patriot’s principal offices, Attention: Secretary, or contact Patriot’s Secretary by telephone at (904) 858-9100 and we will promptly deliver such separate copy. Patriot’s principal offices are located at 200 W. Forsyth Street, 7th Floor, Jacksonville, FL 32202. Patriot shareholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any Patriot shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Patriot files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any of this information at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or (202) 942-8088 for further information regarding the public reference room. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding issuers, including Patriot, who file electronically with the SEC. The reports and other information filed by us with the SEC are also available at our website. The address of the site is www.patriottrans.com. The web addresses of the SEC and Patriot have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this proxy statement.

In addition, the SEC allows us to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this proxy statement, except for any information that is superseded by information included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement as described below.

This proxy statement incorporates by reference the documents listed below that we have previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules). They contain important information about Patriot and its financial condition.

●	Our Annual Report on Form 10-K for the year ended September 30, 2020 filed with the SEC on December 11, 2020.

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC by Patriot, such information or exhibit is specifically not incorporated by reference.

In addition, Patriot incorporates by reference any future filings it may make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the annual meeting (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this proxy statement, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of the other documents of Patriot listed above from the SEC, through the SEC’s website at the address described above, or from us directly by requesting them in writing or by telephone at the following addresses and telephone number:

Patriot Transportation Holding, Inc.
200 W. Forsyth Street, 7th Floor,
Jacksonville, Florida 32202
Attn: Corporate Secretary
(904) 858-9100

If you are a Patriot shareholder and would like to request documents, please do so by 5:00 p.m. Eastern Standard Time on January 25, 2021 to receive them before the annual meeting.

These documents are available from Patriot, without charge, excluding any exhibits to them, unless the exhibit is specifically listed as an exhibit to the registration statement of which this proxy statement forms a part. You can also find information about Patriot at its website at www.patriottrans.com. Information contained on this website is specifically not incorporated by reference into this proxy statement.

This document is a proxy statement of Patriot for the annual meeting. We have not authorized anyone to give any information or make any representation about Patriot that is different from, or in addition to, the information or representations contained in this proxy statement or in any of the materials that we have incorporated by reference into this proxy statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them. This proxy statement is dated December 14, 2020. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, unless the information specifically indicates that another date applies, and the mailing of this proxy statement to our shareholders does not create any implication to the contrary.

TRANSACTION OF OTHER BUSINESS

The Patriot Board knows of no other business to be presented for Patriot shareholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournment or postponements thereof, the Patriot Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors,

Matthew C. McNulty

Vice President, Chief Financial Officer and Secretary

Jacksonville, Florida

December 14, 2020

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. THANK YOU FOR YOUR ATTENTION IN THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Appendix A

Adopted December 4, 2019

PATRIOT TRANSPORTATION HOLDING, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee, a committee of the Board of Directors (the "Board") of New Patriot Transportation Holding, Inc. (the "Company"), is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. To fulfill their obligations, the Committee relies on: (i) management for the preparation and accuracy of the Company's financial statements; (ii) both management and the Company's internal auditor for establishing effective internal controls and procedures to ensure the Company's compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and (iii) the Company's independent auditors for an unbiased, diligent audit or review, as applicable, of the Company's financial statements and the effectiveness of the Company's internal controls. The members of the Audit Committee are not employees of the Company and are not responsible for planning or conducting audits or determining that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Committee Membership

The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. Marketplace Rules and the Securities Exchange Act of 1934 (the "Exchange Act"). No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company in the past three years.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission (the "Commission"). A person who satisfies the definition of audit committee financial expert will also be presumed to have financial sophistication.

Notwithstanding the foregoing, one director who does not meet the NASDAQ definition of independence, but who meets the criteria set forth in Section 10A(m)(3) under the Exchange Act and the rules thereunder, and who is not a current officer or employee or a family member of such person, may serve for no more than two years on the Audit Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership is required by the best interests of the Company and its shareholders. Such person must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Audit Committee. The use of this "exceptional and limited circumstances" exception, as well as the nature of the individual's relationship to the Company and the basis for the board's determination, shall be disclosed in the Company's annual proxy statement.

In addition, if an Audit Committee member ceases to be independent for reasons outside the member's reasonable control, his or her membership on the Audit Committee may continue until the earlier of the Company's next annual meeting of shareholders or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company is not already relying on this provision, and falls out of compliance with the requirements regarding Audit Committee composition due to a single vacancy on the Audit Committee, then the Company will have until the earlier of the next annual meeting of shareholders or one year from the occurrence of the event that caused the failure to comply with this requirement. The Company shall provide notice to NASDAQ immediately upon learning of the event or circumstance that caused the non-compliance, if it expects to rely on either of these provisions for a cure period.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee of the Board in existence from time to time. The members of the Audit Committee shall be appointed for one year and shall serve until the appointment of their successors. Audit Committee members may be replaced by the Board at any time.

Meetings

The Audit Committee shall meet at least quarterly.

The Audit Committee shall meet periodically in separate executive sessions with management, any internal auditors~~,~~ and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of the Committee or its advisors.

The Audit Committee will meet at the call of its Chairman or the Chairman of the Board of Directors.

A majority of the Audit Committee members will be a quorum for the transaction of business.

The action of a majority of those present at a meeting at which a quorum is present will be the act of the Audit Committee.

Any action required to be taken at a meeting of the Audit Committee will be deemed the action of the Audit Committee without a meeting if all of the Audit Committee members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

Minutes shall be taken at each meeting of the Audit Committee and included in the Company's corporate records.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to (i) select and retain the independent registered public accounting firm to act as the Company's independent auditors for the purpose of auditing the Company's financial statements, (ii) set the compensation of the Company's independent auditors, (iii) oversee the work done by the Company's independent auditors, and (iv) terminate the Company's independent auditors, if necessary. The Audit Committee also shall have sole authority to select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee also may establish policies and procedures for the Committee's pre-approval or permitted services by the Company's independent auditors or other registered public accounting firms on an ongoing basis.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall conduct an annual self-evaluation to assess the effectiveness of the Audit Committee and its compliance with the requirements of this Charter and applicable listing standards and legal requirements. The Audit Committee shall report its conclusions to the Board.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.       Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2.       Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.    Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.    Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

5.    Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company's internal controls report prior to the filing of the Company's Form 10-K.

6.    Review and discuss reports from the independent auditors on:

a.       all critical accounting policies and practices to be used;

b.       all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

c.       other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences; and

d.       for any other matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees.

7.    Discuss with management and approve the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8.    Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

9.    Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

10.  Discuss with the independent auditor and management (i) any audit problems or difficulties, including any difficulties encountered in the course of the audit work (such as restrictions on the scope of activities or access to information, (ii) any significant disagreements with management, and (iii) management's response to these problems, difficulties or disagreements.

11.  Resolve any disagreements between the independent auditor and management.

12.  Review disclosures made to the Audit Committee by the Company's CEO, CFO and CAO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

13.       Prepare the report required by the rules of the Commission (the "Commission") to be included in the Company's annual proxy statement.

14.       Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

Oversight of the Company's Relationship with the Independent Auditor

15.       Review and evaluate the lead partner of the independent auditor team.

16.       Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review or Public Company Accounting Oversight Board review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

17.       Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

18.       Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

19.       Approve or establish policies for the Company's hiring of employees or former employees of the independent auditor.

20.       Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

21.       Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

22.       Keep the independent auditor informed of the Committee's understanding of the Company's relationships and transactions with related parties that are significant to the Company; and review and discuss with the independent auditor the auditor’s evaluation of the Company's identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company's relationships and transactions with related parties.

Oversight of the Company's Internal Audit Function

23.       Approve the hiring or dismissal of any senior internal auditing staff.

24.       Review the significant reports to management prepared by any internal audit staff and management's responses.

25.       Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

26.       Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

27.       Obtain reports from management, the senior member of any internal audit staff and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

28.       Approve all related party transactions that are required to be disclosed under Item 404 of Regulation S-K and that have not previously been approved by the Company's independent directors.

29.       Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

30.       Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

31.       Discuss with counsel to the Company any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

ANNUAL MEETING OF SHAREHOLDERS OF

PATRIOT TRANSPORTATION HOLDING, INC.

February 3, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.patriottrans.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20530300000000000000 1	020321

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES, AND “FOR” PROPOSALS 2 AND 3
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors (the Board recommends a vote FOR each nominee)

☐		NOMINEES:
	FOR ALL NOMINEES	John E. Anderson
Edward L. Baker
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Thompson S. Baker II
Luke E. Fichthorn III
Charles D. Hyman
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of Hancock Askew & Co., LLP, as the Independent Registered Public Accounting Firm (auditors) for Fiscal 2021 (The Board recommends a vote FOR this proposal).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Advisory approval of Executive Compensation (The Board recommends a vote FOR this proposal)	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournments thereof.

Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned’s directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement, for ratification of the Independent Registered Public Accounting Firm, for advisory approval of executive compensation, and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 14, 2020, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐

PATRIOT TRANSPORTATION HOLDING, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 3, 2021.

The undersigned hereby appoints Robert E. Sandlin, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Patriot Transportation Holding, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held virtually via web link titled “2021 Annual Shareholder Meeting” which will be posted on our website at www.patriottrans.com under Investors Relations on February 3, 2021, at 11 o’clock in the morning, local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 14, 2020, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

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